Exhibit 10.9.2

SCI MIWIMMO

SARL MIWIM

Parc Pompidou, Entrance 1

PO Box 3415

56034 Vannes Cedex

Vannes, December 31, 2010

Miwim contract: Amendment dated December 31, 2010

BETWEEN THE UNDERSIGNED:

•

MIWIMMO, Société Civile Immobilière [a real estate company] with capital of 2,000 Euros, headquartered in THEIX (56450) at 6, rue Frédéric Chopin, registered in the register of commerce and companies of Vannes under the number D 513 197 582, represented by its managers, Mr. Olivier DAVID and Mr. François LARVOR, acting in their capacity, duly authorized for this purpose in accordance with the bylaws.

hereinafter called the lessor,

party of the first part,

•

MIWIM, Société à Responsabilité Limitée [a limited liability company] with capital of 55,000 Euros, headquartered in THEIX (56450) at 6, rue Frédéric Chopin, registered in the register of commerce and companies of Vannes under the number B 494 052 343, represented by its managers, Mr. Olivier DAVID and Mr. François LARVOR, acting in their capacity, duly authorized for this purpose in accordance with the bylaws.

hereinafter called the lessee,

party of the second part,

SCI MIWIMMO SARL with capital of € 2,000 – SIRET: 513 197 582 00010

Telephone – Fax: 02 97 426 478 | compra@miwim.fr | Address: 6, rue Frédéric Chopin 56450 THEIX

SCI MIWIMMO

Revision of the rent amount for the year 2010

This amendment is granted and accepted in exchange for an annual base rent amount set at € 23,280, excluding taxes, instead of the initial amount of € 17,745, excluding taxes, payable in twelve equal monthly payments of € 1,940.00, excluding taxes, and in advance on the first of each month. An additional invoice for the 2010 rent amounts will be drawn up on December 31, 2010.

The rent amount stipulated as well as all charges and incidentals are understood exclusive of VAT: the lessee agrees to pay the VAT amount or any other tax that is substituted for it at the rate legally in force on the date of each payment in addition to this rent amount.

Executed in Vannes, on December 31, 2010, in duplicate, including one copy delivered to each party on this date.

[Signed]	[Signed]

The Lessor	The Lessee

[Stamp]

SCI MIWIMMO SARL with capital of € 2,000 – SIRET: 513 197 582 00010

Telephone – Fax: 02 97 426 478 | compra@miwim.fr | Address: 6, rue Frédéric Chopin 56450 THEIX